Exhibit 10.1
SECOND AMENDMENT TO
CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) is entered into on the 2nd day of March, 2007, but effective as of July 19, 2005 (the “Second Amendment Closing Date”), by and among NRP (OPERATING) LLC, a Delaware limited liability company (the “Borrower”), the banks and other financial institutions listed on the signature pages hereto (together with each other person who becomes a Lender, collectively the “Lenders”) including CITIBANK, N.A., a national banking association, as a Lender.
Preliminary Statement
     WHEREAS, Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 29, 2004, as amended by that certain First Amendment to Credit Agreement dated as of November 9, 2005 (as same may be further amended, restated, increased and extended, the “Credit Agreement”), under and subject to the terms of which the Lenders have committed to make Revolving Loans and issue Letters of Credit to Borrower; and
     WHEREAS, Borrower has now requested that the Lenders modify the Credit Agreement to change certain terms thereof; and
     WHEREAS, Borrower and the Lenders wish to execute this Second Amendment to evidence such agreement;
     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and the Lenders hereby agree as follows (all capitalized terms used herein and not otherwise defined shall have the meanings as defined in the Credit Agreement):
     Section 1. Amendment to Section 6.16. Section 6.16 of the Credit Agreement is hereby amended by deleting said Section in its entirety and replacing same with the following:
     “SECTION 6.16. Changes to the Note Purchase Agreement. The Borrower will not agree to, and will not permit any amendment to the Note Purchase Agreement which would (i) make the covenants in Section 10 of the Note Purchase Agreement more restrictive on the Borrower than the corresponding financial covenants in Section 6.17 and Section 6.18 hereof or (ii) make the events of default in Section 11 of the Note Purchase Agreement more restrictive on the Borrower than the Events of Default hereunder, in each case, without the consent of the Required Lenders; provided, however, that in no event shall the covenants set forth in Section 10 of the Note Purchase Agreement and the events of default set forth in the Note Purchase Agreement as in effect on the date hereof be deemed to be more restrictive than the corresponding covenants set forth in Section 6.17 and Section 6.18 and the Events of Default hereunder. If there is in existence a Default or Event of Default, the Borrower will not make any voluntary prepayments of principal or interest on the notes outstanding under the Note Purchase Agreement.”
     Section 2. Representations True; No Default. Borrower represents and warrants that:
     (a) this Second Amendment has been duly authorized, executed and delivered on its behalf; the Credit Agreement, as amended hereby, together with the other Loan Documents to which Borrower is a party, constitute valid and legally binding agreements of Borrower enforceable in accordance with their terms;
     (b) the representations and warranties of Borrower contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof; and
     (c) after giving effect to this Second Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.
     Section 3. Expenses, Additional Information. Borrower shall pay to the Agent all reasonable expenses incurred in connection with the execution of this Second Amendment, including all reasonable expenses incurred in connection with any previous negotiation and loan documentation. Borrower shall furnish to the Agent and Lenders all such other documents, consents and information relating to Borrower as the Agent or any Lender may reasonably require to accomplish the purposes hereof.
     Section 4. Effectiveness. This Second Amendment shall become effective on the Second Amendment Closing Date when, and only when:
     (a) Borrower, Administrative Agent and the Lenders shall have executed and delivered to the Administrative Agent a counterpart of this Second Amendment;
     (b) each of the representations and warranties made by the Borrower and each Guarantor in or pursuant to the Loan Documents shall be true and correct in all material respects;
     (c) no event shall have occurred with respect to the Parent, the Borrower and its Subsidiaries, taken as a whole, which, in the reasonable opinion of the Lenders, has had, or could reasonably be expected to have, a Material Adverse Effect; and
     (d) Administrative Agent or any Lender or counsel to the Administrative Agent shall receive such other instruments or documents as they may reasonably request.
     The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Closing Date upon the satisfaction of all of the foregoing conditions, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the rights and obligations of the parties hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02 of the Credit Agreement) at or prior to

5:00 p.m., Houston, Texas time, on March 30, 2007 (and, in the event such conditions are not so satisfied or waived, this Second Amendment shall be null and void and of no further force and effect.
     Section 5. Miscellaneous Provisions.
     (a) From and after the execution and delivery of this Second Amendment, the Credit Agreement shall be deemed to be amended and modified as herein provided, and except as so amended and modified the Credit Agreement shall continue in full force and effect.
     (b) The Credit Agreement and this Second Amendment shall be read and construed as one and the same instrument.
     (c) Any reference in any of the Loan Documents to the Credit Agreement shall be a reference to the Credit Agreement as amended by this Second Amendment.
     (d) This Second Amendment shall be construed in accordance with and governed by the laws of the State of New York and of the United States of America.
     (e) This Second Amendment may be signed in any number of counterparts and by different parties in separate counterparts and may be in original or facsimile form, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
     (f) The headings herein shall be accorded no significance in interpreting this Second Amendment.
     Section 6. Binding Effect. This Second Amendment shall be binding upon and inure to the benefit of Borrower, Lenders and the Agent and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein.
     Section 7. Final Agreement of the Parties. This Second Amendment may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements. There are no unwritten oral agreements between the parties hereto.
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     IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their respective duly authorized officers effective as of the Second Amendment Closing Date.

NRP (OPERATING) LLC a Delaware limited liability company
By:	\s\ Dwight L. Dunlap \s\
	Name:	Dwight L. Dunlap
	Title:	CFO & Treasurer

CITIBANK, N.A., a national banking association
By:	\s\ Joronne Jeter \s\
	Name:	Jorone Jeter
	Title:	Attorney in Fact

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	\s\ Jonathan R. Richardson \s\
	Name:	Jonathan R. Richardson
	Title:	Vice President

BANK OF MONTREAL
By:	\s\ John M. Cook \s\
	Name:	John M. Cook
	Title:	Director

BNP PARIBAS
By:	\s\ Mark A. Cox \s\
	Name:	Mark A. Cox
	Title:	Managing Director

By:	\s\ David Dodd \s\
	Name:	David Dodd
	Title:	Managing Director

BRANCH BANKING AND TRUST COMPANY
By:	\s\ Timothy A. Paxton \s\
	Name:	Timothy A. Paxton
	Title:	Senior Vice President

THE HUNTINGTON NATIONAL BANK
By:	\s\ L. Blair De Van \s\
	Name:	L. Blair De Van
	Title:	Vice President

COMERICA BANK
By:	\s\ Josh Strong \s\
	Name:	Josh Strong
	Title:	Corporate Banking Officer

COMPASS BANK
By:	\s\ Dorothy Marchand \s\
	Name:	Dorothy Marchand
	Title:	Senior Vice President

ROYAL BANK OF CANADA
By:	\s\ Jason S. York \s\
	Name:	Jason S. York
	Title:	Authorized Signatory

AMEGY BANK NATIONAL ASSOCIATION
By:	\s\ W. Bryan Chapman \s\
	Name:	W. Bryan Chapman
	Title:	Senior Vice President

ACKNOWLEDGMENT OF GUARANTORS
     Each of the undersigned Guarantors hereby confirms that each Loan Document (as the same may be amended or amended and restated, as the case may be, pursuant to and in connection with this Second Amendment) to which it is a party or otherwise bound remains in full force and effect and will continue to secure, to the fullest extent possible, the payment and performance of all “Obligations” (in each case as such term is defined in the applicable Loan Document), including without limitation the payment and performance of all such “Obligations” in respect of the Obligations now or hereafter existing under or in respect of the Credit Agreement and the other Loan Documents. The Guarantors specifically reaffirm and extend their obligations under each of their applicable Guaranties to cover all indebtedness evidenced by the Credit Agreement as same has been created, amended and/or restated by or in connection with this Second Amendment. The Guaranties and all the terms thereof shall remain in full force and effect and the Guarantors hereby acknowledge and agree that same are valid and existing and that each of the Guarantors’ obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Second Amendment. Each Guarantor hereby represents and warrants that all representations and warranties contained in this Second Amendment and the other Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Closing Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date. The Administrative Agent and the Lenders hereby preserve all of their rights against each Guarantor under its applicable Guaranty and the other Loan Documents to which each applicable Guarantor is a party.
     Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to the effectiveness set forth in this Second Amendment, such Guarantor is not required by the terms of the Credit Agreement, this Second Amendment or any other Loan Document to consent to the amendments of the Credit Agreement effected pursuant to this Second Amendment; and (ii) nothing in the Credit Agreement, this Second Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

ACIN LLC, a Delaware limited liability company
By:	NRP (OPERATING) LLC,
a Delaware limited liability company,
its sole member

By:	\s\ Dwight L. Dunlap \s\
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

WBRD LLC, a Delaware limited liability company
By:	NRP (OPERATING) LLC,
a Delaware limited liability company,
its sole member

By:	\s\ Dwight L. Dunlap \s\
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

WPP LLC, a Delaware limited liability company
By:	NRP (OPERATING) LLC,
a Delaware limited liability company,
its sole member

By:	\s\ Dwight L. Dunlap \s\
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

INDEPENDENCE LAND COMPANY, LLC

By:	NRP (OPERATING) LLC, as sole member

By:	\s\ Dwight L. Dunlap \s\
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer
[Signature Page to Acknowledgment of Guarantors]

GATLING MINERAL, LLC
By:	NRP (OPERATING) LLC, as sole member

By:	\s\ Dwight L. Dunlap \s\
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

HOD LLC
By:	NRP (OPERATING) LLC, as sole member

By:	\s\ Dwight L. Dunlap \s\
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

SHEPARD BOONE COAL COMPANY LLC
By:	NRP (OPERATING) LLC, as sole member

By:	\s\ Dwight L. Dunlap \s\
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

[Signature Page to Acknowledgment of Guarantors]